Exhibit 10.10

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of November[ ], 2015, between 32ND ST. LANDIS FAMILY HOLDINGS LLC, a Delaware limited liability company (the “Pledgor”), and LANDWIN PARTNERS FUND I, LLC, a Delaware limited liability company (the “Secured Party”).

W I T N E S S E T H:

A. 32nd Street Landis Family LLC, a Delaware limited liability company (the “Company”) and 32nd Street LLC, a Delaware limited liability company (“32nd Street”), as tenants in common (collectively, “Property Owner”), are the fee owners of a certain parcel of real property located at 3165 East Lincoln Drive, Phoenix Arizona (the “Property”), and are in the process of owning, operating and managing the Property (the “Project”).

B. The Pledgor is the legal and beneficial owner of 100% of the issued and outstanding limited liability company interests in the Company.

C. The Pledgor has requested that the Secured Party provide mezzanine financing to the Pledgor.

D. Subject to the terms and conditions of that certain Mezzanine Loan Agreement, dated as of the date hereof, by and between Secured Party and the Pledgor (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), Secured Party has agreed to make a mezzanine loan to the Pledgor in an amount of up to $2,044,000.00 (the “Loan”).

The obligations of the Secured Party under the Loan Agreement are conditioned upon, among other things, the execution and delivery by the Pledgor of an agreement in the form hereof to secure the due and punctual payment by the Pledgor of (i) the principal of and premium, if any, and interest (including interest accruing under the terms of the Loan Agreement during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loan, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including, without limitation, fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Pledgor to the Secured Party under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) (all the monetary and other obligations described above, whether now or hereafter existing, being collectively called the “Obligations”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the Pledgor and the Secured Party (for themselves, and for each of their respective successors or assigns), hereby agree as follows:

SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, the Pledgor hereby pledges, sets over and delivers unto the Secured Party, its successors and assigns, and hereby grants to the Secured Party, its successors and assigns, a security interest in all of the Pledgor’s right, title and interest in and to (i) the limited liability company interests described on Schedule I hereto, all additional or substitute interests, and any certificates (i.e., Certificate 1) representing such equity interests (being hereinafter the “Pledged Interests”); (ii) all other property that may be delivered to and held by the Secured Party pursuant to the terms of Section 5(b) hereof; (iii) all rights of the Pledgor to receive dividends, distributions and similar payments, whether in cash or otherwise, on account of the Pledged Interests and/or, if any, as a creditor of the Company (collectively, the “Pledgor’s Economic Interests”), (iv) any and all now existing and hereafter acquired management and voting rights of Pledgor in, or with respect to, its membership, equity or ownership interests in Company, whether provided for under the Company’s organizational documents or applicable law, (v) all interest, dividends, cash, instruments, securities entitlements and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing, and (vi) any and all proceeds of the foregoing (all of the items referred to in clauses (i) through (vi) in this Section 1 being collectively referred to as the “Collateral”).

SECTION 2. Perfection of Security Interest. (a) Upon the written request of the Secured Party, the Pledgor will take any and all additional actions reasonably required to perfect the security interest granted hereunder in each and every item of Collateral. If any or all of the Collateral is represented by certificates or instruments, then all such certificates and instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant to this Agreement, and shall be in suitable form for transfer and delivery. The Secured Party has the right (where applicable), at any time following an Event of Default, in its discretion, to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations. If any or all of the Collateral is an uncertificated security, then the Pledgor will take all actions reasonably required by the Secured Party, in its sole reasonable discretion, to cause the Company to agree in writing that following receipt of notice from the Secured Party, the Company will comply with the instructions from the Secured Party without further consent of the Pledgor. The Pledgor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, as may be necessary or reasonably desirable for the purpose of perfecting, protecting or continuing the security interest granted or purported to be granted under this Agreement in all or any part of the Collateral.

(b) Immediately upon its acquisition of any and all new or additional Collateral, the Pledgor will promptly (1) notify the Secured Party of the acquisition of such Collateral, (2) take all steps required to pledge such Collateral under this Agreement, and (3) take all actions required to perfect the security interest of the Secured Party in such Collateral. If delivery of such new or additional Collateral is required under the prior sentence, then prior to such delivery, the Pledgor agrees that all such Collateral will be held separate and apart from its other property and in express trust for the Secured Party.

(c) The Pledgor will not take any actions or fail to perform any of its duties or obligations under this Agreement so that after giving effect to such action or inaction the Secured Party will then, or with the passage of time, cease to have a perfected first priority security interest in any of the Collateral. The Pledgor agrees that, from time to time, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, including but not limited to any and all of the actions specified above in this Section that is necessary, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted under this Agreement (and the first priority thereof, except to the extent that loss of such priority is caused by the Secured Party’s failure to hold collateral delivered to it) or to enable the Secured Party to exercise any of its remedies in accordance with the terms of this Agreement.

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(d) The Pledgor acknowledges and agrees that (1) the Pledged Interests are “securities” for purposes of Article 8 of the UCC and “investment property” for purposes of Article 9 of the UCC, and the terms of the Amended and Restated Operating Agreement of the Company, dated as November [ ], 2015, by the Pledgor as the sole member (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Company Operating Agreement”) so provide, and (2) it will not permit the terms of such Company Operating Agreement to be amended to change the status of any Pledged Interests as aforesaid, without the express written consent of the Secured Party. As of the date hereof, all of the Pledged Interests are represented by the certificate delivered to the Secured Party on the date hereof and as set forth on Schedule 1, and by no other certificate, instrument or similar writing.

(e) Without the prior written consent of the Secured Party, neither the Pledgor nor the Company will, and the Pledgor will not permit the Company to, (1) change its name or chief executive office, without providing the Secured Party with thirty (30) days’ prior written notice thereof, (2) change its name, identity or legal status as a limited liability company, (3) reorganize under the laws of another jurisdiction, or (4) issue any new Equity Interests. “Equity Interests” means shares of capital stock, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such shares or interests, and any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of property of, the issuing person.

SECTION 3. Representations, Warranties and Covenants. The Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Secured Party that:

(a) the Pledged Interests represent that percentage as set forth on Schedule I of the total issued and outstanding Equity Interests in the Company;

(b) except for the security interest granted hereunder, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Interests; (ii) holds the same free and clear of all liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other lien on, the Collateral or any portion thereof, and (iv) subject to Section 5, will cause any and all Collateral which is represented by an instrument or certificated security, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Secured Party and pledged and assigned hereunder;

(c) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all liens, however arising, of all persons whomsoever;

(d) except for consents and approvals as have been obtained and are in full force and effect, no consent of any governmental authority or any other person (including the consent of the Company or any creditor of the Pledgor or the Company) was or is necessary to the validity of the pledge effected hereby;

(e) the provisions of this Agreement are effective to grant to the Secured Party a security interest in the Collateral as set forth herein;

(f) all of the Pledged Interests have been duly authorized and validly issued and are fully paid and nonassessable (except as provided in the Company Operating Agreement), and none of the Pledged Interests is subject to any operating agreement, voting trust agreement or other contractual arrangement affecting the ownership, sale, pledge or voting thereof, other than the Company Operating Agreement, which agreement permits the execution, delivery and performance of this Agreement by the Pledgor, and the exercise of all rights and remedies by the Secured Party hereunder;

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(g) all information set forth herein relating to the Pledged Interests is accurate and complete in all material respects as of the date hereof;

(h) set forth on Schedule II is the following information with respect to the Pledgor: (1) legal name, as such name appears in its articles of organization or any other organizational document; (2) the type of entity; (3) jurisdiction of formation; (4) whether it is a registered organization; (5) organizational identification number, if any; (6) Federal Taxpayer Identification Number; (7) chief executive office, all locations where it maintains any books or records relating to any Collateral, all other places of business, mailing address, and each location or place of business maintained by the Pledgor at any time during the past four (4) months; (8) any other corporate or organizational names the Pledgor has had in the past five (5) years, together with the date of the relevant change; and (9) a list of all other names used by the Pledgor, or any other business or organization to which the Pledgor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, on any filings with the Internal Revenue Service at any time within the previous five (5) years; and

(i) to Pledgor’s knowledge, the pledge of the Pledged Interests pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

SECTION 4. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of any Event of Default, the Secured Party shall have the right to hold the Pledged Interests in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). The Pledgor will promptly give to the Secured Party copies of any notices or other material communications received by it with respect to the Pledged Interests.

SECTION 5. Voting Rights; Distributions, etc.

(a) Except as set forth in Section 9(b) below, and otherwise unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and/or other rights and powers inuring to an owner of the Pledged Interests or any part thereof for any purpose consistent with the terms of this Agreement, the Loan Agreement and the other Loan Documents; provided, however, that no vote shall be cast or right exercised or other action taken which would encumber the Collateral, or which would result in any violation of any provision of the Loan Agreement, this Agreement or any of the other Loan Documents, without Secured Party’s prior written approval, such approval not to be unreasonably withheld, delayed or conditioned.

(b) The Pledgor shall not be entitled to receive and retain (and the Pledgor hereby irrevocably directs the Company to pay directly to the Secured Party) any cash or other distribution of any kind paid on account the Pledged Interests or the Pledgor’s Economic Interests. All non-cash distributions, paid or payable in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, or otherwise, if made on or in respect of the Pledged Interests, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in the Company or received in exchange for Pledged Interests or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Company may be a party or otherwise, shall be and become part of the Collateral and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Secured Party and shall be forthwith delivered to the Secured Party in the same form as so received (with any endorsement deemed necessary by the Secured Party).

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(c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers in a manner not inconsistent with the terms of this Agreement, provided that the Secured Party shall have the right (but not the obligation) from time to time following and during the continuance of an Event of Default to permit the Pledgor to exercise such rights.

SECTION 6. Remedies upon Default.

(a) In addition to any other rights and remedies set forth in the Note, in the Loan Agreement, or in any other Loan Document, upon the occurrence and during the continuance of an Event of Default, the Secured Party may exercise the rights and remedies set forth in this Section 6.

(b) Subject to paragraphs (c), (d) and (e) of this Section 6, upon the occurrence and during the continuance of an Event of Default, the Secured Party may sell, in a commercially reasonable manner under the UCC, the Collateral, or any part thereof, at public or private sale, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate subject to applicable law (including the requirement of commercial reasonableness). The Secured Party shall be authorized at any such sale (if it deems it necessary to do so in accordance with applicable law) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and, to the extent permitted by applicable law, the Pledgor hereby waives all rights of redemption, stay, valuation and appraisal the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(c) The Secured Party shall give the Pledgor fifteen (15) days’ prior written notice (which the Pledgor agrees is reasonable notice within the meaning of Section 9-612(b) of the UCC) of the Secured Party’s intention to make any sale of any of the Collateral. Such notice shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and state in the notice of such sale.

(d) At any sale (public or private), the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid in full by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. For purposes of this Section 6, (i) a written agreement to purchase the Collateral or any portion thereof may be treated as a sale thereof (however, a reference to the closing of a sale, or words to similar effect, shall mean the closing of a sale whether or not pursuant to such an agreement), (ii) the Secured Party shall be free to carry out such sale pursuant to such agreement and (iii) the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Party shall have entered into such an agreement, all Events of Default shall have been remedied, all Obligations shall have been paid in full and the commitment of the Secured Party to make advances of the Loan under the Loan Agreement shall have terminated or expired. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

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(e) The Pledgor and the Company agree and acknowledge that the Secured Party, and/or any assignee of the Secured Party or other purchaser of the Collateral shall, upon consummation of any sale, transfer or conveyance of a Pledged Interest, be admitted as a member in the Company and without the need for any additional consent or satisfaction of any additional condition.

SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied promptly by the Secured Party after receipt thereof as follows:

FIRST, to the payment of all reasonable out-of-pocket costs and expenses incurred by the Secured Party in connection with such sale or otherwise in connection with the enforcement of this Agreement, any other Loan Document or any of the Obligations including, without duplication, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Party under any other Loan Document and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or thereunder;

SECOND, to the payment in full of the other Obligations; and

THIRD, to the Pledgor, its successors or assigns, or such other party legally entitled thereto as a court of competent jurisdiction may otherwise direct.

The Secured Party shall have no duty to marshal assets. Upon any sale of the Collateral by the Secured Party (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication thereof.

SECTION 8. Reimbursement of Secured Party.

(a) The Pledgor agrees to pay upon demand to the Secured Party the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral (and including, without limitation, any transfer, gains or other taxes payable in connection with a transfer of the Pledged Interests (individually or collectively)) or (iii) the enforcement of any of the rights of the Secured Party hereunder; provided, however, that Pledgor shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of the Secured Party.

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(b) Without limitation of its indemnification obligations under the other Loan Documents, the Pledgor agrees to indemnify the Secured Party, its respective owners, partners, members, managers, directors, officers and employees (collectively, the “Indemnified Parties”) against, and hold the Secured Party and each other Indemnified Party harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and other reasonable out-of-pocket charges and disbursements of counsel, incurred by or asserted against the Secured Party or any other Indemnified Party arising out of, in any way connected with, or as a result of (i) the execution or delivery or performance of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the other transactions contemplated hereby, or (ii) any claim, litigation, investigation or proceeding relating hereto or to any of the foregoing, whether or not the Secured Party or any other Indemnified Party is a party thereto, provided that such indemnity shall not, as to the Secured Party or any other Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Secured Party or such other Indemnified Party.

(c) The provisions of this Section 8(b) shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Secured Party. All amounts due under this Section 8(b) shall be payable on written demand therefor and shall bear interest, if not paid within ten (10) days of demand, at a rate equal to the default interest rate provided under the Note.

SECTION 9. Secured Party Appointed Attorney-in-Fact; Article 8.

(a) The Pledgor hereby appoints the Secured Party, effective during the continuance of any Event of Default, the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that is necessary (or as the Secured Party may deem reasonably advisable) to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Secured Party shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Secured Party’s name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same, in each case in a manner not inconsistent with the terms of this Agreement; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Party to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby and no action taken or omitted to be taken by the Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Secured Party other than for gross negligence or willful misconduct. It is understood and agreed that the appointment of the Secured Party as the agent and attorney-in-fact of the Pledgor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve the Pledgor of any of its obligations hereunder or under any other Loan Document, with respect to the Collateral or any part thereof, or impose any obligation on the Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

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(b) Solely with respect to Article 8 Matters (as hereinafter defined), the Pledgor hereby irrevocably grants and appoints the Secured Party, for the benefit of the Lenders, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as the Pledgor’s true and lawful proxy, for and in the Pledgor’s name, place and stead to vote the Pledged Interests, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to all Article 8 Matters. The proxy granted and appointed in this Section 9(b) shall include the right to sign the Pledgor’s name (as the sole member of the Company) to any consent, certificate or other document relating to an Article 8 Matter and the Pledged Interests, that applicable law may permit or require to cause the Pledged Interests to be voted in accordance with the preceding sentence. The Pledgor hereby represents and warrants that there are no proxies and powers of attorney with respect to any Article 8 Matter and the Pledged Interests that the Pledgor may have granted or appointed (other than to the Secured Party). The Pledgor will not give a subsequent proxy or power of attorney, or enter into any other voting agreement with respect to the Pledged Interests concerning any Article 8 Matter; and any attempt to do so shall be void and of no effect. The proxies and powers granted by the Pledgor pursuant to this Agreement are coupled with an interest and are given to secure the payment and performance of the Obligations. As used herein, an “Article 8 Matter” means any action, decision, determination or election by the Company or its members that any of its membership interests or other equity interests, be or cease to be, a “security” as defined in and governed by Article 8 of the UCC, and all other matters related to any such action, decision, determination or election.

SECTION 10. Waivers; Amendment.

(a) No failure or delay of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Party under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by the Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Secured Party and the Pledgor.

SECTION 11. Securities Act, etc. In view of the position of the Pledgor in relation to the Pledged Interests, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, (such Act, and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Interests permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Pledged Interests, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Interests could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or part of the Pledged Interests under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgor recognizes that in light of such restrictions and limitations the Secured Party may, with respect to any sale of the Pledged Interests, limit the purchasers to those who will agree, among other things, to acquire such Pledged Interests for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Secured Party, in its sole and absolute discretion exercised in good faith, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Interests or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale, provided that the Pledgor sells the Collateral in a commercially reasonable manner under the UCC. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Secured Party shall incur no responsibility or liability for selling all or any part of the Pledged Interests at any price that the Secured Party may elect, provided that the Collateral is sold in a commercially reasonable manner under the UCC, the foregoing being so notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Secured Party sells.

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SECTION 12. Intentionally Omitted.

SECTION 13. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all of the Obligations (other than contingent indemnity obligations under the Loan Documents for which no claim has been asserted) have been indefeasibly paid in full and the commitment of the Secured Party to make advances of the Loan under the Loan Agreement has expired or terminated, and upon such payment expiration and Termination, Secured Party shall promptly (but in no event more than twenty (20) days after such payment in full) (1) execute and deliver to Pledgor (or authorize Pledgor to file) UCC-3 termination statements or similar documents and agreements to terminate all of Secured Party’s rights under this Agreement and the other Loan Documents (other than those rights expressly surviving the repayment of the Debt), and (2) deliver to Pledgor all Pledged Interests. If Secured Party cannot locate one or more of the original Pledged Interests, Secured Party shall deliver to Pledgor (within such thirty (30) day period) an affidavit from a duly authorized officer of Secured Party, in form and substance reasonably satisfactory to Pledgor and Secured Party, (a) stating, inter alia, that (i) Secured Party has made diligent search for such original Pledged Interests and cannot locate the same, (ii) loss of custody of the original Pledged Interests was not the result of a transfer by Pledgor or a lawful seizure (iii) Secured Party has not sold, assigned or transferred any of such Pledged Interests nor pledged, hypothecated or encumbered the same, (iv) if Secured Party subsequently finds such original Pledged Interests, it shall promptly return the same to Pledgor and (b) indemnifying Pledgor and holding Pledgor harmless from and against all loss, liability, cost and expense incurred by Pledgor related to, arising from or occasioned by, any third party holding the original Pledged Interests of the Secured Party.

SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 7.3 of the Loan Agreement.

SECTION 15. Further Assurances. The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Secured Party may, in its reasonable discretion, at any time request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof, in order to better to assure and confirm unto the Secured Party its rights and remedies hereunder.

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SECTION 16. Binding Effect; Several Agreement; Assignments. This Agreement shall become effective as to the Pledgor when a counterpart hereof executed on behalf of the Pledgor shall have been delivered to the Secured Party and a counterpart hereof shall have been executed on behalf of the Secured Party, and thereafter shall be binding upon the Pledgor and the Secured Party and their respective successors and assigns, and shall inure to the benefit of the Pledgor, the Secured Party, and their respective successors and assigns, except that the Pledgor shall not have the right to assign, delegate or transfer its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment, delegation or transfer shall be void).

SECTION 17. Survival of Representations; Severability.

(a) All covenants, agreements, representations and warranties made by the Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Party and shall survive the making by the Secured Party of the Loan, regardless of any investigation made by the Secured Party or on its behalf, and shall continue in full force and effect until the all of the Obligations have been indefeasibly paid in fully and the commitment of the Secured Party to make advances of the Loan under the Loan Agreement has terminated or expired.

(b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT AS SET FORTH IN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 16. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 20. Section Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 21. Jurisdiction; Consent to Service of Process.

(a) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Pledgor or its properties in the courts of any jurisdiction.

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(b) The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 23. Terms, Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

[Signatures follow on next page]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

32ND ST. LANDIS FAMILY HOLDINGS LLC

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement]

LANDWIN PARTNERS FUND I, LLC

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement]

The Company is executing below solely for the purposes of (a) acknowledging receipt of an executed copy of this Agreement, (b) consenting, to the extent required by the Company Operating Agreement to this Agreement and the other Loan Documents to the Company is a party, and (c) agreeing (i) to comply with the terms and provisions of Section 2(e) hereof and confirming the Pledgor’s direction of payment to the Secured Party set forth in Section 5(b) hereof, and (ii) to record the Secured Party’s interest in the Collateral (as applicable) in the books and records of the Company.

32ND ST. LANDIS FAMILY LLC

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement]

Schedule I to the
Pledge Agreement

PLEDGED INTERESTS

Issuer	Owner	Form of Equity	Percentage of Equity Interests

32nd St. Landis Family LLC	Pledgor	LLC Membership Interest (only one class)	100%

Schedule II to the
Pledge Agreement

INFORMATION REGARDING THE PLEDGOR

(a) Legal Name (as per articles of organization):

32ND ST. LANDIS FAMILY HOLDINGS LLC

(b) Type of Organization: LIMITED LIABILITY COMPANY

(c) Jurisdiction of Formation: DELAWARE

(d) Is Pledgor a Registered Organization? No.

(e) Pledgor’s Organizational Number: N/A

(f) Pledgor’s Federal Tax Identification Number: [________]

(g) Pledgor’s chief executive office, and location where it maintains any books or records relating to any Collateral, and the only place of business and mailing address for Pledgor is as follows: c/o Landwin Management, LLC, 17200 Ventura Boulevard, Suite 206, Encino, California 91316

(h) any other corporate or organizational names the Pledgor has had in the past five (5) years, together with the date of the relevant change: None.

(i) List of all other names used by the Pledgor, or any other business or organization to which the Pledgor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, on any filings with the Internal Revenue Service at any time within the previous five (5) years: None.